Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Fair Value Measurements
29.	FAIR VALUE MEASUREMENTS
Fair value is the price that would be receive
d
 to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels in which to classify the inputs of valuation techniques used to measure fair values.
Level 1 – quoted market prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – inputs other than quoted market prices included in Level 1 that are observable for the asset or liability, either directly, such as prices, or indirectly (derived from prices).
Level 3 – inputs are unobservable (supported by little or no market activity) such as non-corroborative
indicative prices for a particular instrument provided by a third party.
As at December 31, 2020, marketable securities and traded warrants are measured at fair value using Level 1 inputs and non-traded
warrants, gold collars and forward swap contracts and foreign exchange collars are measured at fair value using Level 2 inputs. The fair value of the long-term receivables, Convertible Notes and Revolving Facility, for disclosure purposes, are determined using Level 2 inputs. The carrying values of cash and cash equivalents, accounts receivable, reclamation bond, and accounts payable and accrued liabilities approximate fair value due to their short terms to maturity.
The fair value of marketable securities is measured based on the quoted market price of the related common shares at each reporting date, and changes in fair value are recognized in net income (loss).
The fair value of the traded warrants is measured based on the quoted market price of the warrants at each reporting date. The fair value of the non-traded
warrants is determined using an option pricing formula (note 12(c)). The fair value of gold collars and forwards swap contracts is measured based on forward gold prices and the fair value of foreign exchange contracts is measured based on forward foreign exchange rates.
The fair value of the long-term receivables, Convertible Notes and Revolving Facility, for disclosure purposes is determined using discounted cash flows based on the expected amounts and timing of the cash flows discounted using a market rate of interest adjusted for appropriate credit risk.
There were no transfers between fair value levels during the year.
The following table provides the fair value of each classification of financial instrument as at December 31:

	2020	2019

Loans and receivables:
Cash and cash equivalents	$344,926	$67,716
Restricted cash	3,210	15,285
Trade receivables	17,212	-
Receivable from Serabi	6,429	12,033
Long-term receivables	5,768	11,986
Reclamation bonds and other receivables	136	577
Financial assets at FVTPL:
Marketable securities	3,121	988
Foreign exchange contracts	-	1,640

Total financial assets	$380,802	$110,225
Financial liabilities at FVTPL:
Traded warrants	$36,455	$26,056
Non-traded warrants	14,211	30,090
Gold collars and forward swap contracts	91,393	-
Foreign exchange contracts	12,507	-
Cash settled equity awards	4,831	759
Other:
Accounts payable and accrued liabilities	119,641	67,047
Convertible Notes	281,498	137,995
Credit Facility	300,599	120,225
Debenture	-	10,061
Standby Loan	-	13,252
Other liabilities	-	1,795

Total financial liabilities	$861,135	$407,280